Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of April 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (98.0%)
France (6.4%)
Cie Generale des Etablissements Michelin SCA	842,055	32,351
L'Oreal SA	48,639	22,804
Schneider Electric SE	90,656	20,671
		75,826
Hong Kong (3.1%)
AIA Group Ltd.	5,062,919	37,083
Japan (5.8%)
Recruit Holdings Co. Ltd.	958,400	41,276
Mitsubishi UFJ Financial Group Inc.	2,693,800	26,834
		68,110
Netherlands (10.1%)
DSM-Firmenich AG	378,494	42,450
ING Groep NV	2,143,063	33,882
ASML Holding NV	27,341	23,814
Wolters Kluwer NV	128,068	19,173
		119,319
Singapore (3.7%)
DBS Group Holdings Ltd.	1,717,379	43,720
Spain (5.8%)
Industria de Diseno Textil SA	786,071	35,791
Iberdrola SA	2,629,881	32,246
		68,037
Switzerland (2.1%)
Novartis AG (Registered)	250,540	24,317
Taiwan (1.9%)
Taiwan Semiconductor Manufacturing Co. Ltd.	932,163	22,319
United Kingdom (7.4%)
Diageo plc	999,200	34,532
National Grid plc	2,185,207	28,663
Compass Group plc	867,549	24,130
		87,325
United States (51.7%)
Microsoft Corp.	170,121	66,233
Deere & Co.	131,415	51,437
Cisco Systems Inc.	920,527	43,246
Texas Instruments Inc.	238,224	42,028
Visa Inc. Class A	145,813	39,167
Colgate-Palmolive Co.	354,179	32,556

			Shares	Market Value ($000)
		Procter & Gamble Co.	198,421	32,382
		Northern Trust Corp.	384,629	31,690
		Merck & Co. Inc.	220,040	28,434
		Home Depot Inc.	82,619	27,613
		Automatic Data Processing Inc.	107,848	26,087
		Marriott International Inc. Class A	109,486	25,853
		Prologis Inc.	252,628	25,781
		Accenture plc Class A	84,644	25,470
		Danaher Corp.	99,007	24,417
		Weyerhaeuser Co.	741,685	22,377
*		Edwards Lifesciences Corp.	262,481	22,224
		Progressive Corp.	103,694	21,594
		Trane Technologies plc	64,573	20,492
				609,081
Total Common Stocks (Cost $933,840)				1,155,137
		Coupon
Temporary Cash Investments (1.7%)
Money Market Fund (1.7%)
[1]	Vanguard Market Liquidity Fund (Cost $20,245)	5.394%	202,481	20,246
Total Investments (99.7%) (Cost $954,085)				1,175,383
Other Assets and Liabilities—Net (0.3%)				3,314
Net Assets (100%)				1,178,697
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of April 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	609,081	—	—	609,081
Common Stocks—Other	—	546,056	—	546,056
Temporary Cash Investments	20,246	—	—	20,246
Total	629,327	546,056	—	1,175,383